EXHIBIT 10.2

                    DIRECTORS DEFERRED COMPENSATION AGREEMENT
                    -----------------------------------------

This Deferred Compensation Agreement (hereinafter referred to as this "Agreement") dated this ___ day of ___________, ___, by and between Farmers and Merchants Bank, Brooklet, Georgia (hereinafter referred to as the "Corporation") and _______________ (hereinafter referred to as the "Director").

                                   WITNESSETH
                                   ----------

For and in consideration of the mutual promises contained in this Agreement and other good and valuable consideration given by each party to this Agreement to the other party to this Agreement, receipt of which is hereby acknowledged by each party, the parties to this Agreement hereby agree as follows:

                              1. SERVICE PROVISION
                              --------------------

The Corporation desires to retain the services of the Director for five years, if elected, to serve on the Board of Directors. The Director, in consideration of the mutual promises contained in this Agreement, agrees to continue to serve as Director, if elected.

                            2. COMPENSATION PROVISION
                            -------------------------

The Corporation shall pay the Director the sum of $__________, payable in equal monthly installments of $__________ for 120 consecutive months. Payments will commence on the first day of the month following the Director's 65th birthday. Payments shall terminate when the 120 monthly installments have been paid or upon the death of the Director, whichever occurs first.

                      3. DEATH OF DIRECTOR PRIOR TO AGE 65
                      ------------------------------------

Upon the death of the Director prior to reaching age 65, the Corporation shall pay to the Director's designated beneficiary, the sum of $___________ per month for 120 consecutive months. Payments shall commence on the first day of the month following the death of the Director.

                        4. DEATH OF DIRECTOR AFTER AGE 65
                        ---------------------------------

Should the Director die after age 65 before receiving the entire 120 monthly installments, the remaining monthly installments shall be paid to the Director's designated beneficiary. The beneficiary shall receive all remaining monthly installments which would have been payable to the Director until the total sum of $__________ as provided in paragraph "2" of this Agreement is paid. In the event that the Director does not designate a beneficiary in writing to the Corporation, the legal representative of the estate of the Director shall receive the balance of the monthly installments remaining at the time of his or her death.

                            5. TERMINATION PROVISION
                            ------------------------

Should the Director fail to serve five consecutive years as Director, for any reason other than death, compensation will be paid as follows:

         He or she will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months (5 years) times the compensation stated in paragraph "2".

         Example: Service for only 38 months will entitle the Director to 38/60 of the compensation stated in paragraph "2".

                               6. STATUS PROVISION
                               -------------------

This  Agreement  is not a contract  of  employment  between  the parties and the
Director  shall  retain  the  right  to  terminate  his  or  her  service.   The
shareholders shall retain the right to replace the Director.

                        7. SERVICE INTERRUPTION PROVISION
                        ---------------------------------

The following reasons for absence shall not be deemed to have terminated or interrupted the active service of the Director.

         o        Illness
         o        Disability
         o        Authorized vacation
         o Temporary leaves of absence for professional advancement or education
         o        Government service
         o        Military leave

                             8. FORFEITURE PROVISION
                             -----------------------

All rights to compensation after age 65 shall be forfeited by the Director should he or she engage in competition with the Corporation, without prior written consent of the Corporation, within a radius of 10 miles of the main office of the Corporation for a period of ten years.

                             9. ASSIGNMENT PROVISION
                             -----------------------

The Director or any beneficiary or designee of the Director may not assign any rights to compensation under this Agreement. Any attempt to sell, transfer, assign, encumber, pledge or alter the Director's right to receive compensation shall be void.

                         10. RIGHTS TO POLICY OWNERSHIP
                         ------------------------------

If the bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of Director or his beneficiaries or the be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

                          11. MISCELLANEOUS PROVISIONS
                          ----------------------------

A. This Agreement shall be binding upon all parties hereto. This shall include the successors and assigns of the corporation, and the heirs and legal representatives of the Director.

B. This Agreement shall be amended only by written agreement signed by the parties.

C. This Agreement shall be construed and interpreted under the laws of the State of Georgia and the validity of this Agreement shall depend upon such laws.

IN WITNESS WHEREOF, the Corporation and the Director have duly executed this Agreement under seal as of the date first above written.

(Seal)

                                       By
                                         ---------------------------------------
                                       Corporation Farmers and Merchants Bank,
                                       Brooklet, Ga.

---------------------------            -----------------------------------------
Witness                                Director

                           DESIGNATION OF BENEFICIARY

I hereby make the following designation of Beneficiary under the Deferred Compensation Agreement with Farmers and Merchants Bank, Brooklet, Ga.

BENEFICIARY
---------------------------------------------

                                                               Portion of
                                                               Distribution
Name                                  Relationship             Under Agreement
----                                  ------------             ----------------

______________________

Address:______________
______________________
______________________                ____________________     ________________%


Name
----

______________________

Address:______________
______________________                ____________________     ________________%




CONTINGENT BENEFICIARY
----------------------

Name

______________________

Address:______________
______________________                ____________________     ________________%




I hereby reserve the right to change or amend this designation of beneficiary at any time during my lifetime.

This ____ day of __________, ______.


________________________                 _______________________________
Witness                                  Signature

                  ELECTION TO DEFER PAYMENT OF DIRECTOR'S FEES
                  --------------------------------------------

TO:  Farmers and Merchants Bank, Brooklet, Ga.                DATE:  ___________

I hereby elect to defer payment of my Director's fees for a period of years listed below commencing _______________, _____. I further wish compensation to be paid to me beginning on the first day of the month following my 65th birthday or the 73rd month of deferral of my Director's fees, whichever is last to occur, for a period of 120 months. This election is made by me in accordance with a non-qualified Deferred Compensation Agreement authorized by the Board of Director's of Farmers and Merchants Bank, Brooklet, Georgia on the ____ day of __________, _____.

The Director's fees I wish to defer is as follows:

         $__________ of monthly fees for ______ years.

                                              _________________________________
                                              Name

                                              _________________________________
                                              Signature

                                              _________________________________
                                              Witness

                                    SCHEDULE

         This schedule sets forth each director with whom the Bank has entered into a Deferred Compensation Agreement, and the monthly benefit payable upon the director's attaining age 65.


               DIRECTOR                                    MONTHLY BENEFIT
               --------                                    ---------------

         F. C. Rozier (Emeritus)                                 245.00
         Jewell Parker (Emeritus)                                465.00
         James E. Davis, Sr. (Emeritus)                          694.42
         Origen J. James                                         305.00
         Billy G. Tyson                                         1193.00
         John A. Dotson                                          693.33
         Gerald Edenfield                                        600.00